EXHIBIT     DESCRIPTION

EX-99.a1    Agreement and Declaration of Trust dated May 31, 1995 (filed as a part of Post-Effective Amendment No. 24 to the Registration
            Statement on Form N-1A of the Registrant, File No. 2-94608, filed on
            November 29, 1995 and incorporated herein by reference).

EX-99.a2    Amendment to the Declaration of Trust dated October 21, 1996 (filed as a part of Post-Effective Amendment No. 27 to the Registration
            Statement on Form N-1A of the Registrant, File No. 2-94608, filed on
            August 28, 1997 and incorporated herein by reference).

EX-99.a3    Amendment to the Declaration of Trust dated August 1, 1997 (filed as a part of Post-Effective Amendment No. 27 to the Registration
            Statement on Form N-1A of the Registrant, File No. 2-94608, filed on
            August 28, 1997 and incorporated herein by reference).

EX-99.a4    Amendment to the Declaration of Trust dated December 18, 2000.

EX-99.b     Amended and Restated Bylaws, dated March 9, 1998 (filed as Exhibit 2 to Post-Effective Amendment No. 23 to the Registration Statement of
            American Century Municipal Trust on March 26, 1998, File No.
            2-91229).

EX-99.d1    Investor Class Investment Management Agreement between American
            Century Target Maturities Trust and American Century Investment
            Management, Inc., dated August 1, 1997 (filed as a part of
            Post-Effective Amendment No. 33 to the Registration Statement on
            Form N-1A of American Century Government Income Trust, File No.
            2-99222, filed July 31, 1997 and incorporated herein by reference).

EX-99.d2    Amendment to the Investor Class Management Agreement between
            American Century Target Maturities Trust and American Century
            Investment Management, Inc., dated March 31, 1998 (filed as Exhibit
            5b to Post-Effective Amendment No.23 on Form N1-A of American
            Century Municipal Trust File No. 2-91229).

EX-99.d3    Amendment to the Investor Class Management Agreement between
            American Century Target Maturities Trust and American Century
            Investment Management, Inc., dated July 1, 1998 (filed as Exhibit d3 of Post-Effective Amendment No. 39 to the Registration Statement on
            Form N-1A of the Registrant, filed on July 28, 1999, File No.
            2-99222).

EX-99.d4    Amendment No. 1 to the Management Agreement between American Century
            Target Maturities Trust and American Century Investment Management,
            Inc. (filed as Exhibit d4 of Pre-Effective Amendment No. 2 to the
            Registration Statement on Form N-1A of American Century Variable
            Portfolios II, Inc., filed on January 9, 2001, File No. 333-46922).

EX-99.d5    Advisor Class Investment Management Agreement between American
            Century Target Maturities Trust, American Century Government Income
            Trust, American Century International Bond Funds, and American
            Century Quantitative Equity Funds, dated August 1, 1997, and amended as of June 1, 1998 (filed as Exhibit 5b to Post-Effective Amendment
            No. 9 to the Registration Statement on Form N-1A of American Century
            Investment Trust on June 30, 1999, File No. 33-65170).

EX-99.e1    Distribution Agreement between American Century Target Maturities
            Trust and American Century Investment Services, Inc. dated March 13,
            2000 (filed as Exhibit e7 to Post-Effective Amendment No. 17 to the
            Registration Statement on Form N-1A of American Century World Mutual
            Funds, Inc. on March 30, 2000, File No. 33-39242).

EX-99.e2    Amendment No. 1 to the Distribution Agreement between American
            Century Target Maturities Trust and American Century Investment
            Services, Inc. dated June 1, 2000 (filed as Exhibit e9 to
            Post-Effective Amendment No. 19 to the Registration Statement on
            Form N-1A of American Century World Mutual Funds, Inc. on May 25,
            2000, File No. 33-39242).

EX-99.e3    Amendment No. 2 to the Distribution Agreement between American
            Century Target Maturities Trust and American Century Investment
            Services, Inc. dated November 20, 2000 (filed as Exhibit e9 to
            Post-Effective Amendment No. 29 to the Registration Statement on
            Form N-1A of American Century Variable Portfolios, Inc. on December
            1, 2000, File No. 33-14567).

EX-99.g1    Global Custody Agreement between American Century Investments
            (including American Century Target Maturities Trust), and The Chase
            Manhattan Bank, dated August 9, 1996 (filed as a part of
            Post-Effective Amendment No. 31 to the Registration Statement on
            Form N-1A of American Century Government Income Trust, File No.
            2-99222, filed February 7, 1997 and incorporated herein by reference).

EX-99.g2    Amendment to Global Custody Agreement between The Chase Manhattan
            Bank and the Twentieth Century and Benham Funds dated December 9,
            2000 (filed as Exhibit g2 of Pre-Effective Amendment No. 2 to the
            Registration Statement on Form N-1A of American Century Variable
            Portfolios II, Inc. on January 9, 2001, File No. 333-46922).

EX-99.h1    Transfer Agency Agreement between American Century Target Maturities
            Trust and American Century Services Corporation, dated August 1,
            1997 (filed as a part of Post-Effective Amendment No. 33 to the
            Registration Statement on Form N-1A of American Century Government
            Income Trust, File No. 2-99222, filed on July 31, 1997 and incorporated herein by reference).

EX-99.h2    Amendment dated March 9, 1998 to the Transfer Agency Agreement between American Century Target Maturities Trust and American
            Century Services Corporation (filed as Exhibit 9 to Post-Effective
            Amendment No. 23 to the Registration Statement on Form N-1A of
            American Century Municipal Trust on March 26, 1998, File No.
            2-91229).

EX-99.h3    Amendment No. 1 to Transfer Agency Agreement between American
            Century Target Maturities Trust and American Century Services
            Corporation dated June 29, 1998 (filed as Exhibit 9b of
            Post-Effective Amendment No. 23 to the Registration Statement on
            Form N-1A of American Century Quantitative Equity Funds, File No.
            33-19589, filed on June 29, 1998, and incorporated herein by reference).

EX-99.h4    Amendment No. 2 dated November 20, 2000 to the Transfer Agency
            Agreement between American Century Target Maturities Trust and
            American Century Services Corporation (filed as Exhibit h4 to
            Pre-Effective Amendment No. 2 to the Registration Statement on Form
            N-1A of American Century Variable Portfolios II, Inc. on January 9,
            2001, File No. 2-91229).

EX-99.h5    Credit Agreement between American Century Funds and The Chase
            Manhattan Bank, as Administrative Agent dated as of December 19,
            2000.

EX-99.i     Opinion and consent of counsel (filed as a part of Post-Effective
            Amendment No. 31 to the Registration Statement on Form N-1A of the
            Registrant, File No. 2-94608, filed January 29, 1999 and
            incorporated herein by reference).

EX-99.j1    Consent of PricewaterhouseCoopers, LLP, independent accountants.

EX-99.j2    Consent of KPMG Peat Marwick, LLP, independent auditors (filed as a part of Post-Effective Amendment No. 31 to the Registration
            Statement on Form N-1A of the Registrant, File No. 2-94608, filed on
            January 29, 1999 and incorporated herein by reference.

EX-99.j3    Power of Attorney dated September 16, 2000.

EX-99.m1    Master Distribution and Shareholder Services Plan of American
            Century Government Income Trust, American Century International Bond
            Fund, American Century Target Maturities Trust and American Century
            Quantitative Equity Funds (Advisor Class) dated August 1, 1997
            (filed as Exhibit m1 to Post-Effective Amendment No. 32 to the
            Registration Statement on Form N-1A of American Century Target
            Maturities Trust filed on January 31, 2000, File No. 2-94608).

EX-99.m2    Amendment No. 1 to Master Distribution and Shareholder Services Plan
            of American Century Government Income Trust, American Century
            International Bond Fund, American Century Target Maturities Trust
            and American Century Quantitative Equity Funds (Advisor Class) dated
            June 29, 1998 (filed as Exhibit m1 to Post-Effective Amendment No.
            32 to the Registration Statement of American Century Target
            Maturities Trust filed on January 31, 2000, File No. 2-94608).

EX-99.o1    Multiple Class Plan of American Century California Tax-Free and
            Municipal Funds, American Century Government Income Trust, American
            Century International Bond Funds, American Century Investment Trust,
            American Century Municipal Trust, American Century Target Maturities
            Trust and American Century Quantitative Equity Funds dated August 1,
            1997 (filed as Exhibit m1 to Post-Effective Amendment No. 32 to the
            Registration Statement on Form N-1A of American Century Target
            Maturities Trust filed on January 31, 2000, File No. 2-94608).

EX-99.o2    Amendment to Multiple Class Plan of American Century California
            Tax-Free and Municipal Funds, American Century Government Income
            Trust, American Century International Bond Funds, American Century
            Investment Trust, American Century Municipal Trust, American Century
            Target Maturities Trust and American Century Quantitative Equity
            Funds dated June 29, 1998 (filed as Exhibit m1 to Post-Effective
            Amendment No. 32 to the Registration Statement on Form N-1A of
            American Century Target Maturities Trust filed on January 31, 2000,
            File No. 2-94608).